UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                         Date of Report: October 20, 1998



                               THE DIAL CORPORATION
              (Exact Name of Registrant as Specified in its Charter)




         DELAWARE							                    51-0374887
(State or Other Jurisdiction of 					       (I.R.S. Employer
Incorporation or Organization)					         Identification No.)


15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA					                    85260-1619
(Address of Principal Executive Offices)				(Zip Code)


Registrant's Telephone Number, Including Area Code (602) 754-3425


Item 5.  Other Events.

On October 20, 1998, the Company issued a press release relating to its financial results for the third quarter of 1998, a copy of which is filed herewith as Exhibit 99.


Item 7.
        (C) Exhibits
              (99) Press Release of the Company dated October 20, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    The Dial Corporation
    October 27, 1998

    /s/  Susan J. Riley
         Senior Vice President and Chief Financial Officer